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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                      Date of Report:  September 27, 1995



                            ATRIX LABORATORIES, INC.
        -------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


   Colorado                      0-18231                      84-1043826
 ------------                    -----------                  -----------
  (State of                      (Commission                   (IRS Employer
Incorporation)                   File Number)             Identification Number)


           2579 Midpoint Drive, Fort Collins, Colorado        80525
        -------------------------------------------------------------
            (Address of Principal Executive Offices)     (Zip Code)


      Registrant's telephone number, including area code:  (970) 482-5868

                                 Not Applicable
                             ---------------------
          (Former Name or Former Address, if Change Since Last Report)
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Item 2.  Acquisition or Disposition of Assets.

                  On September 27, 1995, the limited partners (the "Limited Partners") of Vipont Royalty Income Fund, Ltd., a Colorado limited partnership of which the Registrant is the sole general partner (the "Partnership"), approved the merger (the "Merger"), of the Partnership with and into Atrix, L.P., a Colorado limited partnership ("Atrix, L.P."), whereby the Limited Partners will receive shares of the common stock of Atrix Laboratories, Inc. (the "Company") in exchange for their Partnership units. The Company was the sole limited partner of Atrix, L.P., and AtrixSub, Inc., a Colorado corporation and a wholly-owned subsidiary of the Company, was the sole general partner of Atrix, L.P. The Merger was consummated immediately following such approval pursuant to the terms of a Merger Agreement, which is attached hereto as Exhibit 10, dated September 27, 1995 entered into by and among the Company, the Partnership and Atrix, L.P. The Company will issue 106.54498 shares of common stock, valued at $6.39167 per share for purposes of the Merger, for each of the 5175 outstanding Partnership units, for a total consideration of $3,524,175.

                  The primary asset of the Partnership was its right to receive payments from the Company based on royalties and/or proceeds from the sale of rights relating to the Company's product which utilizes its ATRIGEL(TM) drug delivery system to treat periodontal disease (the "Perio Product") pursuant to certain agreements (the "Agreements") between the Company and the Partnership. Immediately following the Merger, the Agreements were terminated pursuant to a Termination Agreement dated September 27, 1995 entered into between the Company and Atrix, L.P. The Company determined the value of the Partnership using an income valuation approach based on projected royalty payments from projected sales of the Perio Product.

Item 7.  Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired.

                  Financial statements of the Partnership are not being provided because substantially the same information as required by this item was filed with the Company's Registration Statement on Form S-4 filed in connection with the Merger (File No.: 33-61937).

         (b)      Pro Forma Financial Information.

                  Pro forma financial information is not being provided because substantially the same information as required by this item was filed with the Company's





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         Registration Statement on Form S-4 filed in connection with the Merger
         (File No.: 33-61937).

         (c)      Exhibits.

         10 Merger Agreement dated September 27, 1995 entered into by and among Atrix Laboratories, Inc., Vipont Royalty Income Fund, Ltd. and Atrix, L.P.





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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      ATRIX LABORATORIES, INC.



Date:  October 11, 1995               By: /s/ Kimberly A. Marks
                                          --------------------------------------
                                          Kimberly A. Marks, Assistant Secretary
                                          and Corporate Controller







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                                     INDEX


EXHIBIT                         DESCRIPTION                                 PAGE
-------                         -----------                                 ----
10       Merger Agreement dated September 27, 1995 entered into by and among Atrix Laboratories, Inc., Vipont Royalty Income Fund,
         Ltd. and Atrix, L.P.